Filed Pursuant to Rule 497(a)

File No. 333-170519

Rule 482ad

APOLLO INVESTMENT CORPORATION

ANNOUNCES PRICING OF PUBLIC OFFERING OF COMMON STOCK

New York, NY – May 15, 2013 – Apollo Investment Corporation (NASDAQ: AINV) (the “Company” or “Apollo Investment”) announced today it has priced a public offering of 19.0 million shares of its common stock at a public offering price of $8.60 per share for total gross proceeds of $163.4 million. The closing of the offering is subject to customary closing conditions and is expected to take place on May 20, 2013. In connection with the offering, the Company has granted the underwriters for the offering a 30-day option to purchase up to an additional 2.85 million shares of common stock. The offering of the shares is being made under the Company’s shelf registration statement (as amended), which was filed with, and declared effective by, the Securities and Exchange Commission.

Apollo Investment expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Apollo Investment Corporation before investing. The preliminary prospectus supplement dated May 14, 2013 and the accompanying prospectus dated September 14, 2012, each of which has been filed with the Securities and Exchange Commission, contain this and other information about Apollo Investment and should be read carefully before investing.

BofA Merrill Lynch, Citigroup, J.P. Morgan, Morgan Stanley, and RBC Capital Markets are acting as joint book-running managers for this offering. Barclays, BMO Capital Markets and Deutsche Bank Securities are acting as lead managers for this offering.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Apollo Investment and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from BofA Merrill Lynch, 222 Broadway, New York, NY 10038 Attn: Prospectus Department email dg.prospectus_requests@baml.com, from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or telephone: 800-831-9146, or email: batprospectusdept@citi.com; from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: Prospectus Department, or by calling 866-803-9204; from Morgan Stanley & Co. LLC, c/o Prospectus Department, 180 Varick Street 2/F, New York, NY 10014 or by email at prospectus@morganstanley.com and from RBC Capital Markets at Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281.

About Apollo Investment Corporation

Apollo Investment Corporation (NASDAQ: AINV) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company provides private debt market solutions to middle market companies in the form of senior secured, mezzanine and asset based loans and may also acquire equity interests. The Company seeks to provide private financing solutions for private companies that do not have access to the more traditional providers of credit. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Global Management, LLC, a leading global alternative investment manager. For more information, please visit http://www.apolloic.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Contact

Elizabeth Besen

Investor Relations Manager

Apollo Investment Corporation

(212) 822-0625

ebesen@apollolp.com

SOURCE: Apollo Investment Corporation